SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2007

Town Sports International Holdings, Inc

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-52013	20-0640002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue (25th Floor), New York, New York 10106
(Address of Principal Executive Offices, including Zip code)

212-246-6700
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On January 4, 2007, Town Sports International Holdings, Inc. issued a press release announcing its intention to participate at the ICR Xchange Conference, and announcing updated earnings guidance for 2006. Also on January 4, 2007 a second press release was issued announcing its calendar 2007 guidance. Copies of these press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

     The information in this Current Report on Form 8-K with respect to 2006 earnings, including the attached Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.

Item 8.01 Other Events

     The information in Item 2.02 other than with respect to 2006 earnings is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

     99.1 Press release dated January 4, 2007

     99.2 Press release dated January 4, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Town Sports International Holdings, Inc.
/s/ Richard Pyle
By: Richard Pyle
Date January 4, 2007	Its: Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION
99.1	Press release issued by Town Sports International Holdings, Inc. on January 4, 2007 announcing its intention to participate at the ICR Xchange Conference, and announcing updated earning guidance for 2006.

99.2	Press release issued by Town Sports International Holdings, Inc. on January 4, 2007 announcing its calendar 2007 guidance.

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